AAL Variable Product Series Fund, Inc.

Form N-SAR for
Period Ended 06-30-03

INDEX TO EXHIBITS

EXHIBIT NO.                        ITEM
-----------       -----------------------------------------------------

    1.            Report on matters submitted to a vote of security
                  holders.  (Item 77.C.)

    2.            Rule 10f-3 Report (Item 77.O.)